PYXIS FUNDS II

Supplement dated May 14, 2012 to

Pyxis Funds II Summary Prospectus dated February 1, 2012

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Pyxis Energy and Materials Fund

Portfolio Management

Effective May 31, 2012, the section titled “Portfolio Management” on page 4 of the Summary Prospectus is amended and restated as follows:

Pyxis Capital, L.P. (the “Adviser”) serves as the investment adviser to the Fund and Highland Capital Management, L.P. serves as the sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Adviser
Matthew A. Lemme	April 2012	Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE